SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

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                                FORM 8-K/A
                              CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 13, 1997
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                          THE LIBERTY CORPORATION
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            (Exact Name of Registrant as Specified in Charter)


                South Carolina                             1-5846                          57-0507055
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(State or other jurisdiction of incorporation)    (Commission File Number)    (I.R.S. Employer Identification No.)



2000 Wade Hampton Boulevard; Greenville, South Carolina             29602
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(Address of Principal Executive Offices)                          (Zip Code)
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Registrant's telephone number, including area code       (864) 609-8256
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       (Former Name or Former Address, if Changed Since Last Report)



               The Liberty Corporation hereby amends its Current Report on
Form 8-K dated November 25, 1997 to amend and restate the "Pro Forma Condensed
Financial Statements" filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (b) Exhibits.

      Exhibit 10.1 Stock Purchase Agreement by and among Fortis, Inc.,
                   Interfinancial Inc., The Liberty Corporation, Liberty
                   Life Insurance Company, and The Liberty Marketing
                   Corporation.(*)

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(*)  Previously filed.


      Exhibit 99.1 Pro Forma Condensed Financial Statements of The Liberty
                   Corporation and Subsidiaries


                                SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 11, 1998

                                        THE LIBERTY CORPORATION


                                        By:  /s/ Martha G. Williams
                                             -------------------------------
                                             Martha G. Williams
                                             Vice President, General Counsel
                                             and Secretary


                                        By:  /s/ Kenneth W. Jones
                                             -------------------------------
                                             Kenneth W. Jones
                                             Corporate Controller



                             INDEX TO EXHIBITS

Exhibit
 Number                         Designation
-------                         -----------
10.1    Stock Purchase Agreement by and among Fortis, Inc., Interfinancial
        Inc., The Liberty Corporation, Liberty Life Insurance Company, and
        The Liberty Marketing Corporation. (1)

99.1 Pro Forma Condensed Financial Statements of The Liberty Corporation and Subsidiaries.

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(1)  Previously filed.